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Contract Trust
Pass Through
Certificates
Series 2000-4
Investor Number 52000091

Determination Date:         15-Nov-00
Remittance Date             21-Nov-00
Month End Date:             31-Oct-00


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
     (a)      Class A-1 Distribution Amount                                                        2,149,059.47
     (b)      Class A-1 Distribution Principal                                                     1,832,172.74
                          Scheduled Payments of Principal                          300,586.52
                          Partial Prepayments                                      196,706.41
                          Scheduled Principal Balance Principal Prepayment in
                           Full                                                  1,203,908.97
                          Scheduled Principal Balance Liquidated Contracts          83,248.88
                          Scheduled Principal Balance Repurchases                   47,721.96

     (c)      Class A-1 Interest Distribution                                                        316,886.73
              Class A-1 Interest Shortfall                                                                 0.00

     (d)      Class A-1 Remaining Certificate Balance                                             56,706,015.80

     (e)      Class A-2 Distribution Amount                                                          805,958.33
     (f)      Class A-2 Distribution Principal                                                             0.00
                          Scheduled Payments of Principal                                0.00
                          Partial Prepayments                                            0.00
                          Scheduled Principal Balance Principal Prepayment in Full       0.00
                          Scheduled Principal Balance Liquidated Contracts               0.00
                          Scheduled Principal Balance Repurchases                        0.00

     (g)      Class A-2 Interest Distribution                                                        805,958.33
              Class A-2 Interest Shortfall                                                                 0.00

     (h)      Class A-2 Remaining Certificate Balance                                            145,000,000.00

     (i)      Class A-3 Distribution Amount                                                          526,027.78
     (j)      Class A-3 Distribution Principal                                                             0.00
                          Scheduled Payments of Principal                                0.00
                          Partial Prepayments                                            0.00
                          Scheduled Principal Balance Principal Prepayment in Full       0.00
                          Scheduled Principal Balance Liquidated Contracts               0.00
                          Scheduled Principal Balance Repurchases                        0.00
                          Holdover Amount                                                0.00

     (k)      Class A-3 Interest Distribution                                                        526,027.78
              Class A-3 Interest Shortfall                                                                 0.00

     (l)      Class A-3 Remaining Certificate Balance                                            100,000,000.00

     (m)      Class A-1 Pass Through Rate                                                              6.720000%
              Class A-2 Pass Through Rate                                                              6.900000%
              Class A-3 Pass Through Rate                                                              6.530000%
              Class A-3 Holdover Amount                                                                    0.00

     (n)      Monthly Servicing Fee                                                                  252,948.49
              Aggregate Monthly Servicing Fees Unpaid                                                      0.00
              Legal Expenses (Section 7.05)                                                                0.00
                                                                                               ----------------
              Total Fees Due to Servicer                                                             252,948.49
                                                                                               ================

     (o)      Servicer Termination Event in effect?                                                          NO
              effect?

     (p)      Delinquency                                          # of Contracts                 Prin. Balance
                                                                   --------------              ----------------


                          a)  Loans 31 to 59 days delinquent           106                         4,575,571.61
                          b)  Loans 60 to 89 days delinquent            29                         1,414,631.83
                          c)  Loans delinquent 90 or more days          12                           426,846.52
                                                                   --------------              ----------------
                                                                       147                         6,417,049.96
                                                                   ==============              ================
     (q)      Repurchased Contracts                                   Number                   Repurchase Price
                                                                   --------------              ----------------
              (see attached schedule)                        Total      1                             47,721.96
                                                       Repurchases
                                                                   ==============              ================



    (r)       Repossessions or Foreclosures                           Number                     Actual Balance
                                                                   --------------              ----------------
                                                               BOP      7                       $    236,047.11
                                                     Repossessions
                                                              Plus     14                            468,023.98
                                                     Repossessions
                                                        this Month

                                                              Less
                                                      Liquidations     (3)                          ($83,566.33)
                                                                   --------------              ----------------
                                                                EOP    18                       $    620,504.76
                                                     Repossessions
                                                                   ==============              ================

     (s)      Policy Claim Amount                                                                          0.00

     (t)      Monthly Advance                                                                              0.00
              Outstanding Amount Advanced                                                                  0.00

     (u)      Deposit to Spread Account                                                                    0.00

     (v)      Amount Distributed to Class R Certificateholders                                  $    566,041.89

     (w)      Number of Manufactured Homes currently held due to repossession                                18
              Principal balance of Manufactured Homes currently held                                 620,504.76

     (x)      Pool Principal Balance as a percentage of Cutoff Date Pool Principal Balance            98.920005%

     (y)      Aggregate Deficiency Amounts                                                                 0.00
              Servicer Deficiency Amounts received                                                         0.00

     (z)      Additional Items
              Delinquency Ratio Trigger Calculation                                                        1.75%
              Default Ratio Trigger Calculation                                                            0.55%
              Cumulative Default Rate                                                                      0.05%
              Cumulative Net Loss Rate Trigger Calculation                                                 0.05%
              Net Loss Rate                                                                                0.38%
              Spread Trigger percentage                                                                    0.24%

(aa)          Funds received from 2000-5 Reserve Account                                                   0.00

(bb)          The Swap Amount                                                                      4,240,057.54
              Amounts owed to the Swap Counterparty for reimbursements of previous payments                0.00
              Has Swap Counterparty been replaced, modified or cancelled.                                    NO

(cc)          Amounts received from the Hedge Counterparty                                         1,618,701.71
              Amount paid to the Hedge Counterparty                                                1,738,759.49

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